                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Current BILLING MONTH: May 2005

CURRENT BILLING MONTH 5/4/2005 - 6/2/2005                  COLLECTION CURVE 100%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                $129,992,518
Residential SECURITIZATION CHARGE (SC) Billed           $  1,231,522  0.947%

Commercial Total Billed                                 $ 79,617,681
Commercial SECURITIZATION CHARGE (SC) Billed            $  1,305,458  1.640%

Industrial Total Billed                                 $ 44,813,318
Industrial SECURITIZATION CHARGE (SC) Billed            $  1,355,696  3.025%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                       0.130%
 Residential Customer Net Write-offs                           0.320%
 Total Net Write-offs                                          0.210%

 AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                          $  1,182,266
Commercial Class SC Collected                           $  1,318,805
Industrial Class SC Collected                           $  1,304,271

Total SC Collected                                      $  3,805,342

 Aggregate SC Remittances for April 2005 BILLING MONTH  $  3,734,209
 Aggregate SC Remittances for May 2005 BILLING MONTH    $  3,805,342
 Aggregate SC Remittances for June 2005 BILLING MONTH
 TOTAL CURRENT SC REMITTANCES                           $  7,539,551

CURRENT BILLING MONTH 5/4/2005 - 6/2/2005                  COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                   $1,124,833
A-3 Residential T.O.D. SC Collected                            $    4,312
A-4 Alternate Residence SC Collected                           $   26,519
A-5 Residential Farm/Life Support SC Collected                 $   26,602

TOTAL RESIDENTIAL SC COLLECTED                                 $1,182,266

COMMERCIAL
B-1 General Primary (041) SC Collected                         $   19,124
B-General Secondary (010) SC Collected                         $  230,687
C- General Secondary (011) SC Collected                        $  452,470
D-General Primary (018) SC Collected                           $  290,238
F-Primary High Load Factor (032) SC Collected                  $   47,103
GH-General Service Heating (013) SC Collected                  $    4,386
H- Water Heating Service (014) SC Collected                    $      545
L-1 General Energy-Only Street Lighting SC Collected           $    2,127
L-2 General Service (Cust Owned) St Light SC Collected         $    2,085
L-3 General Service (Co Owned) St Light SC Collected           $   11,465
L-4 General Service Outdoor Lighting Commercial SC Collected   $        0
PS-1 General Secondary Public Pumping SC Collected             $    7,208
PS-2 General Primary Public Pumping SC Collected               $    8,068
PS-3 General Optional Primary Public Pumping SC Collected      $   41,973
R-1 General Secondary Resale SC Collected                      $        5
R-2 General Secondary Resale SC Collected                      $      829
R-3 General Primary Resale SC Collected                        $   27,777
ROA-P Retail Open Access Primary (110) SC Collected            $  118,129
ROA-S Retail Open Access Secondary Com SC Collected            $   44,976
SC - Special Contract Commercial SC Collected                  $    1,809
SPEC Grand Rapids Special Contract SC Collected                $    2,504
UR-General Unmetered SC Collected                              $    5,297

TOTAL COMMERCIAL SC COLLECTED                                  $1,318,805

INDUSTRIAL
B-1 General Primary (042) SC Collected                         $   19,947
B-General Secondary (020) SC Collected                         $   33,673
C- General Secondary (021) SC Collected                        $   71,634
CG-Cogeneration/Small Power Production Purchase SC Collected   $      682
D-General Primary (028) SC Collected                           $  454,677
F-Primary High Load Factor (033) SC Collected                  $   60,092
GH-General Service Heating (023) SC Collected                  $       48
GMD General Motors SC Collected                                $   50,142
GMF General Motors SC Collected                                $  103,308
GMJ-1 General Motors SC Collected                              $    6,580
H- Water Heating Service (024) SC Collected                    $        0

CURRENT BILLING MONTH 5/4/2005 - 6/2/2005                  COLLECTION CURVE 100%

I-General Primary Interruptible (034) SC Collected             $    3,423
J-1General Alternative Electric Metal Melting SC Collected     $   36,362
J-General Primary Electric Furnace (037) SC Collected          $    7,160
L-4 General Service Outdoor Lighting Industrial SC Collected   $        1
R-3 General Primary Resale (027) SC Collected                  $    1,102
ROA-P Retail Open Access Primary (111) SC Collected            $  290,747
ROA-S Retail Open Access Secondary Ind SC Collected            $    7,441
SC - Special Contract Industrial SC Collected                  $  157,252

TOTAL INDUSTRIAL SC COLLECTED                                  $1,304,271

TOTAL SC COLLECTED                                             $3,805,342

Executed as of this 14th day of June 2005.

                                         CONSUMERS ENERGY COMPANY AS SERVICER

                                         /s/ Glenn P. Barba
                                         ---------------------------------------
                                         Glenn P. Barba, Vice President,
                                         Controller and Chief Accounting Officer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi 49201